SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

January 23, 2015
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Date of Report (date of earliest event reported)

ALL-AMERICAN SPORTPARK, INC.
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Exact name of Registrant as Specified in its Charter

Nevada	0-024970	88-0203976
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State or Other Jurisdiction	Commission File	IRS Employer
of Incorporation	Number	Identification Number

6730 South Las Vegas Boulevard, Las Vegas, NV 89119
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Address of Principal Executive Offices, Including Zip Code

(702) 798-7777
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Explanatory note:  This Form 8-K is being filed due to the decision of our independent registered public accounting firm, L.L. Bradford & Company, LLC (“Bradford”), to discontinue the performance of public company audit services. Certain clients of Bradford are transitioning to RBSM, LLP, an affiliate of Bradford, to serve as their independent registered public accounting firm.

Previous independent registered public accounting firm

On January 23, 2015, All-American SportPark, Inc. (the “Company”) was notified by L.L. Bradford & Company, LLC (“Bradford”) that the firm had resigned as the Company’s independent registered public accounting firm. Except as noted in the paragraph immediately below, the reports of Bradford on the Company’s financial statements for the years ended December 31, 2012 and 2013 and for the periods then ended did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Bradford on the Company’s financial statements as of and for the fiscal years ended December 31, 2012 and 2013 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company had reported a net loss for the fiscal years ended December 31, 2012 and 2013 and had an accumulated deficits as of December 31, 2012 and 2013 which raised doubts about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2012 and 2013 and through January 23, 2015, the Company has not had any disagreements with Bradford on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Bradford’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the fiscal years ended December 31, 2012 and 2013 and through January 23, 2015, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Bradford with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Bradford is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On January 23, 2015, the Company engaged RBSM LLP (“RBSM”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2014. The decision to engage RBSM as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors. The Company does not have an audit committee.

During the two most recent fiscal years and through January 23, 2015, the Company has not consulted with RBSM regarding either:

     1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     2. any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from L. L. Bradford & Company, LLC

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL-AMERICAN SPORTPARK, INC.

Date: January 23, 2015	By:	/s/ Ronald S. Boreta
Ronald S. Boreta, President

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